COMMITMENTS	12 Months Ended
Dec. 31, 2024
Disclosure of Commitments [abstract]
Commitments	COMMITMENTS
The Group has certain contractual commitments to purchase slag valid until 2028. The estimate of future cash flows is approximately Ps. 7,479,441 thousand per year. Additionally, it has commitments to purchase granite stone up to 2025 for an annual average of Ps. 69.6 million.
In the ordinary course of business, to ensure the supply of key inputs, the Group has entered into contracts for the supply of gas, assuming payment commitments for a total amount of approximately Ps. 55,080, of which Ps. 31,810 is payable during fiscal year 2025, Ps. 17,668 during fiscal year 2026 and Ps. 5,602 million during fiscal year 2027.
In addition, the Group has entered into power supply agreements with certain suppliers for a total amount of Ps. 102,280, of which Ps. 14,621 per year is payable until 2028 and, and Ps. 43,797 from 2029.
The Group entered into a product sales contract under which it has undertaken to supply concrete and cement so that a third party can carry out residential projects in the City of Buenos Aires. The contract provides that the Group shall collect a portion of the concrete sales in kind by receiving functional units of the real estate developments upon completion, for which the related agreement of sale has been signed. In addition, the contract include various rights and obligations for the parties to ensure fulfillment of the main purpose of the contract, which is the purchase and sale of concrete.